                                                         Exhibit Index at Page 7




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported): December 15, 2000
                                                 ------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   NEW YORK                            0-1653                16-0445920
--------------------------------------------------------------------------------
(State or other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


 445 St. Paul Street, Rochester, New York                             14605
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:      (716) 263-9440
                                                   -----------------------------

                               GENESEE CORPORATION

Item 2.    Acquisition or Disposition of Assets

Sale of Assets By The Genesee Brewing Company, Inc.
---------------------------------------------------

           On December 15, 2000, The Genesee Brewing Company, Inc. ("Genesee Brewing Company"), a wholly owned subsidiary of Genesee Corporation (the "Corporation"), completed the sale of substantially all of the assets of its brewing business to High Falls Brewing Company, LLC ("High Falls") for $25.8 million. The sale was completed in accordance with the terms of an Asset Purchase Agreement dated August 29, 2000, as amended by Amendment No.1 to Asset Purchase Agreement, both of which are filed with this report as Exhibit 10-1and Exhibit 10-2, respectively (collectively, the "Asset Purchase Agreement").

           The transferred assets consisted principally of all machinery, equipment, and other tangible property used in the brewing business, accounts receivable, inventory, customers contracts, intellectual property and other intangible property used in the brewing business, and certain real property and improvements located thereon. The purchase price paid for the purchased assets consisted of $14.8 million in cash at closing and $11 million in High Falls promissory notes. All of the promissory notes and certain of the related collateral instruments are subject to an Intercreditor Agreement dated as of December 15, 2000 among High Falls, Genesee Brewing Company and certain of High Fall's other lenders, a copy of which is filed with this report as Exhibit 10-9. The purchase price is subject to post closing adjustment based on an audit of the closing date balance sheet in accordance with the provisions of the Asset Purchase Agreement.

           The principals of High Falls include a director and several former officers and directors of the Corporation, including Samuel T. Hubbard, Jr., a director and the former President and Chief Executive Officer of the Corporation, John B. Henderson, the former Senior Vice President and Chief Financial Officer of the Corporation, Gary C. Geminn, a former director of the Corporation and the former Senior Vice President of The Genesee Brewing Company, and Michael C. Atseff, the former Vice President and Controller of the Corporation. Because of these individual's interest in the transaction, the Corporation formed a Special Committee of independent directors to negotiate and approve the transaction. The terms of the transaction were determined through negotiations between the parties. The Special Committee retained the firm of Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan Lokey") to evaluate the fairness of the transaction. Houlihan Lokey opined that the transaction was fair to Genesee Brewing Company, the Corporation and the Corporation's shareholders from a financial point of view.

                               GENESEE CORPORATION

           The above description of the Asset Purchase Agreement and related agreements and instrument is incomplete and is qualified in its entirety by reference to such agreements and instruments filed as exhibits to this report. In addition, a news release announcing the consummation of the sale was previously filed as Exhibit 99 to the Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2000 and is hereby incorporated by reference.


Sale of Assets By Cheyenne Leasing Company

           On December 27, 2000, the Corporation's equipment leasing subsidiary, Cheyenne Leasing Company ("Cheyenne"), completed the sale of substantially all of its lease portfolio to ICON Cheyenne, LLC ("ICON"). The sale was completed in accordance with the terms of the Portfolio Purchase Agreement dated as of September 1, 2000, which is filed with this report as Exhibit 10-2. The purchase price was paid in cash at the closing. The Corporation's share of the proceeds paid at the closing was $12.3 million. The purchase price for three of the leases sold to ICON was paid into escrow pending satisfaction by Cheyenne of certain post closing conditions. The Corporation's share of the amount escrowed is approximately $700,000, which the Corporation expects to receive within 60 days

           The proceeds from the sale of assets by Genesee Brewing Company and Cheyenne were invested in money market funds pending authorization by the Corporation's Board of Directors to pay out a portion of the proceeds in a liquidating distribution to shareholders.

           Forward-Looking Statements
           --------------------------

           This report contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements and certain risks and uncertainties related thereto are set forth in the news releases filed with this report as Exhibit 99-1 and Exhibit 99-2, which are incorporated herein by reference.

Item 5.    Other Events.

           Genesee Corporation issued a news release on December 28, 2000, which is filed with this report as Exhibit 99-2.

                               GENESEE CORPORATION


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Financial Statements of Business Acquired. - Not applicable

(b)        Pro Forma Financial Information.

           The Pro Forma (unaudited) Condensed Consolidated Statements of Operations for the fiscal years ended April 29, 2000, May 1, 1999, and May 2, 1998, and the thirteen and twenty six weeks ended October 28, 2000 and October 30, 1999, set forth on pages 10-16 of this report, present the Corporation's results of continuing operations for such periods as if the Corporation had disposed of its brewing and equipment leasing businesses as of the beginning of such periods.

           The Pro Forma (unaudited) Condensed Consolidated Balance Sheet as of October 28, 2000, set forth on page 9 of this report, presents the financial position of the Corporation as if it had disposed of the brewing and equipment leasing businesses as of that date. Such balance sheet combines the Company's unaudited Condensed Consolidated Balance Sheet as of October 28, 2000, with appropriate adjustments to reflect the sale transactions identified above and the investment of the net proceeds in money market funds.

           The unaudited pro forma consolidated condensed financial statements do not purport to represent what the Corporation's results of operations or financial position would have been had the disposition of the Corporation's brewing and equipment leasing businesses occurred on the dates specified, or to project the Corporation's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data. Actual amounts could differ from those set forth below. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Corporation included in its Annual Report on Form 10-K for the fiscal year ended April 29, 2000, and Quarterly Report on Form 10-Q for the six months ended October 28, 2000.

                               GENESEE CORPORATION

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits (continued)


Notes To Pro Forma Financial Statements (see pages 9-16):

            (1) Represents the Corporation's Condensed Consolidated Statement of Operations for the fiscal years ended April 29, 2000, May 1, 1999, and May 2, 1998, based on the consolidated financial statements which were previously presented in its Annual Reports on Form 10-K for the fiscal years then ended.

            (2) Represents the Corporation's Condensed Consolidated Statement of Operations for the thirteen and twenty six week periods ended October 28, 2000 and October 30, 1999, based on the consolidated financial statements which were previously presented in its quarterly report on Form 10-Q.

            (3) Represents the Corporation's Condensed Consolidated Balance Sheet as of October 28, 2000, based on the consolidated financial statements that were previously presented in its quarterly report on Form 10-Q.

            (4) Represents the elimination of the net assets of the brewing and equipment leasing businesses and the application of the net proceeds to invest in money market funds. In accordance with Generally Accepted Accounting Principles rules regarding transactions with highly leveraged entities, the estimated gain on the sale of the brewing business has been deferred until a later date when the earnings process has been completed.

            (5) There are no pro forma adjustments since the brewing and equipment leasing businesses have previously been reported as discontinued operations.

            (6) Weighted average and common equivalent share amounts reflect dilutive equivalent shares that were previously excluded due to a net loss for the period.


Item 7 (c)  Exhibits

            The Exhibit Index attached hereto is incorporated in this Item 7(c) as if fully set forth herein.

                               GENESEE CORPORATION


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Genesee Corporation


Date:   January 2, 2001              By       /s/Mark W. Leunig
     -----------------------           -----------------------------------------
                                       Mark W. Leunig, Senior Vice President and
                                            Chief Administrative Officer

                               GENESEE CORPORATION

                                          EXHIBIT INDEX
                                          -------------

                                                                                            Page
                                                                                            ----
Exhibit 10-1    Asset Purchase Agreement, dated as of August 29, 2000 between
                The Genesee Brewing Company, Inc. and High Falls Brewing Company,
                LLC (Exhibits and schedules pursuant to the Asset Purchase
                Agreement have not been filed by the registrant, who hereby undertakes to file such exhibits and schedules upon request of the
                Commission.)                                                                  17

Exhibit 10-2    Amendment No.1 to Asset Purchase Agreement dated
                as of December 15, 2000, between The Genesee Brewing
                Company, Inc. and High Falls Brewing Company, LLC.                            74

Exhibit 10-3    $3,500,000 First Senior Bridge Note dated December
                15, 2000 executed by High Falls Brewing Company, LLC in
                favor of The Genesee Brewing Company, Inc.                                    83

Exhibit 10-4    $3,000,000 First Senior Bridge Note dated December
                15, 2000 executed by High Falls Brewing Company, LLC in
                favor of The Genesee Brewing Company, Inc.                                   104

Exhibit 10-5    Mortgage dated as of December 15, 2000 executed
                by High Falls Brewing Company, LLC in favor of The
                Genesee Brewing Company, Inc.                                                125

Exhibit 10-6    $4,500,000 Subordinated Promissory Note dated
                December 15, 2000 executed by High Falls Brewing
                Company, LLC in favor of The Genesee Brewing Company, Inc.                   140

Exhibit 10-7    Security Agreement dated as of December 15, 2000 executed by
                High Falls Brewing Company, LLC in favor of The Genesee Brewing
                Company, Inc.                                                                150

                               GENESEE CORPORATION

                                    EXHIBIT INDEX (CONTINUED)
                                    -------------------------
                                                                                            PAGE
                                                                                            ----

Exhibit 10-8    Intercreditor Agreement dated as of December 15, 2000 among
                High Falls Brewing Company, LLC, The Genesee Brewing
                Company, Inc. Manufacturers and Traders Trust Company and
                Cephas Capital Partners, L.P.                                               164

Exhibit 10-9    Guaranty dated as of December 15, 2000 executed by The
                Genesee Brewing Company, Inc. in favor of Boston Brewing
                Company, Inc. d/b/a The Boston Beer Company for itself and as the sole general partner of Boston Beer Company Limited
                Partnership.                                                                189

Exhibit 10-10   Indemnification Agreement dated as of December 15, 2000
                between The Genesee Brewing, Inc. and High Falls Brewing
                Company, LLC.                                                               194

Exhibit 10-11   Management Separation Agreement dated as of December 15, 2000 among Genesee Corporation, The Genesee Brewing Company, Inc.,
                and Samuel T. Hubbard, Jr.                                                  210

Exhibit 10-12   Management Separation Agreement dated as of December 15,
                2000 between Genesee Corporation and John B. Henderson.                     218

Exhibit 10-13   Management Separation Agreement dated as of December 15,
                2000 between Genesee Corporation and Gary C. Geminn.                        226

Exhibit 10-14   Portfolio Purchase Agreement dated as of September 1, 2000 among
                Cheyenne Leasing Company, Genesee Ventures, Inc., Taylor-Bolane
                Associates, Inc., Genesee Corporation and ICON Cheyenne,
                LLC.(Exhibits and schedules pursuant to the Agreement have not been filed by the registrant, who hereby undertakes to file such
                exhibits and schedules upon request of the Commission.)                     234

Exhibit 99-1 The news release filed as Exhibit 99 to the Current Report on Form 8-K filed by the Corporation on December 18, 2000 is incorporated herein by reference.

Exhibit 99-2    News release dated December 28, 2000.                                       271

                                           GENESEE CORPORATION AND SUBSIDIARIES
                                       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                      OCTOBER 28, 2000

                                                                                                         PRO FORMA
(DOLLARS IN THOUSANDS)                                                                    AS REPORTED   ADJUSTMENTS    PRO FORMA
                                                                                          -----------   -----------    ---------
                                                                                              (3)           (4)
                                                                                              ---           ---
ASSETS
------
        Current assets:
               Cash and cash equivalents                                                   $ 3,903      $ 27,227      $ 31,130
               Marketable securities available for sale                                      8,480                       8,480
               Trade accounts receivable, less allowance for doubtful receivables $262       3,941                       3,941
               Notes receivable, current portion                                                 0         7,000         7,000
               Inventories, at lower of cost (first-in, first-out) or market                11,200                      11,200
               Deferred income tax assets, current portion                                      83                          83
               Other current assets                                                            117                         117
                                                                                           -------      --------      --------
                     Total current assets                                                   27,724        34,227        61,951

        Net property, plant and equipment                                                   12,709                      12,709
        Goodwill and other intangibles net of accumulated amortization of $3,741            26,028                      26,028
        Notes receivable, noncurrent portion                                                     0         4,000         4,000
        Other assets                                                                         1,427                       1,427
        Net assets held for disposal, noncurrent                                            24,601       (22,800)        1,801
                                                                                           -------      --------      --------
                     Total assets                                                           92,489        15,427       107,916
                                                                                           =======      ========      ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
        Current liabilities:
               Notes payable, current portion                                                  300                         300
               Accounts payable                                                              1,688                       1,688
               Income taxes payable                                                            198                         198
               Accrued compensation                                                            397                         397
               Accrued expenses and other                                                    1,173                       1,173
               Net liabilities held for disposal, current                                      685         9,778        10,463
                                                                                           -------      --------      --------
                     Total current liabilities                                               4,441         9,778        14,219

        Notes payable, noncurrent portion                                                    5,823                       5,823
        Deferred gain on sale of brewing business                                                0         5,649         5,649
        Deferred income tax liabilities, noncurrent portion                                    418                         418
        Other liabilities                                                                       21                          21
                                                                                           -------      --------      --------
                     Total liabilities                                                      10,703        15,427        26,130

        Shareholders' equity:
               Class A common stock                                                            105                         105
               Class B common stock                                                            753                         753
               Additional paid-in capital                                                    5,831                       5,831
               Retained earnings                                                            78,464             0        78,464
               Less: Class B treasury stock, at cost; 95,597 shares                         (3,367)                     (3,367)
                                                                                           -------      --------      --------
                      Total shareholders' equity                                            81,786             0        81,786
                                                                                           -------      --------      --------

                     Total liabilities and shareholders' equity                            $92,489      $ 15,427      $107,916
                                                                                           =======      ========      ========

            See accompanying notes to pro forma financial statements.

                                 GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                             OF OPERATIONS (UNAUDITED)
                                             YEAR ENDED APRIL 29, 2000

(Dollars in Thousands,
Except Per Share Data)                                                                    PRO FORMA
                                                                           AS REPORTED   ADJUSTMENTS   PRO FORMA
                                                                           -----------   -----------   ---------
                                                                                (1)          (5)
                                                                                ---          ---
Revenues                                                                   $   45,548      $ --       $   45,548

          Cost of goods sold                                                   39,421         0           39,421
                                                                           ----------       ---       ----------

Gross profit                                                                    6,127         0            6,127

          Selling, general and administrative expenses                          7,801         0            7,801
                                                                           ----------       ---       ----------

Operating loss                                                                 (1,674)        0           (1,674)

          Investment income                                                       549         0              549
          Other income                                                            185         0              185
          Interest expense                                                       (351)        0             (351)
                                                                           ----------       ---       ----------

                 Loss from continuing operations before income taxes           (1,291)        0           (1,291)

Income tax benefit                                                               (150)        0             (150)
                                                                           ----------       ---       ----------

                     Net loss from continuing operations                       (1,141)        0           (1,141)
                                                                           ==========       ===       ==========


Basic loss per share from continuing operations                                 (0.70)                     (0.70)
Diluted loss per share from continuing operations                               (0.70)                     (0.70)
Weighted average common shares outstanding                                  1,620,013                  1,620,013
Weighted average and common equivalent shares                               1,620,013                  1,620,013

See accompanying notes to pro forma financial statements.

                                  GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                              OF OPERATIONS (UNAUDITED)
                                                YEAR ENDED MAY 1, 1999

(Dollars in Thousands,
Except Per Share Data)                                                                      PRO FORMA
                                                                             AS REPORTED   ADJUSTMENTS  PRO FORMA
                                                                             -----------   -----------  ---------
                                                                                 (1)           (5)
                                                                                 ---           ---
Revenues                                                                     $   44,893      $  --     $   44,893

          Cost of goods sold                                                     36,854          0         36,854
                                                                             ----------      -----     ----------

Gross profit                                                                      8,039          0          8,039

          Selling, general and administrative expenses                            7,287          0          7,287
                                                                             ----------      -----     ----------

Operating income                                                                    752          0            752

          Investment income                                                       1,604          0          1,604
          Other income                                                              524          0            524
          Interest expense                                                         (873)         0           (873)
                                                                             ----------      -----     ----------

                 Earnings from continuing operations before income taxes          2,007          0          2,007

Income tax expense                                                                1,087          0          1,087
                                                                             ----------      -----     ----------

                     Net earnings from continuing operations                        920          0            920
                                                                             ==========      =====     ==========


Basic earnings per share from continuing operations                                0.57                      0.57
Diluted earnings per share from continuing operations                              0.57                      0.57
Weighted average common shares outstanding                                    1,618,793                 1,618,793
Weighted average and common equivalent shares                                 1,618,841                 1,618,841

See accompanying notes to pro forma financial statements.

                                   GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                               OF OPERATIONS (UNAUDITED)
                                                YEAR ENDED MAY 2, 1998

(Dollars in Thousands,
Except Per Share Data)                                                                     PRO FORMA
                                                                             AS REPORTED  ADJUSTMENTS    PRO FORMA
                                                                             -----------  -----------    ---------
                                                                                 (1)           (5)
                                                                                 ---           ---
Revenues                                                                     $   35,358      $   --     $   35,358

          Cost of goods sold                                                     29,895           0         29,895
                                                                             ----------      ------     ----------

Gross profit                                                                      5,463           0          5,463

          Selling, general and administrative expenses                            4,018           0          4,018
                                                                             ----------      ------     ----------

Operating income                                                                  1,445           0          1,445

          Investment income                                                       2,653           0          2,653
          Other income                                                              124           0            124
          Interest expense                                                         (173)          0           (173)
                                                                             ----------      ------     ----------

                 Earnings from continuing operations before income taxes          4,049           0          4,049

Income tax expense                                                                1,619           0          1,619
                                                                             ----------      ------     ----------

                     Net earnings from continuing operations                      2,430           0          2,430
                                                                             ==========      ======     ==========


Basic earnings per share from continuing operations                                1.50                       1.50
Diluted earnings per share from continuing operations                              1.49                       1.49
Weighted average common shares outstanding                                    1,617,962                  1,617,962
Weighted average and common equivalent shares                                 1,622,069                  1,622,069

See accompanying notes to pro forma financial statements.

                                   GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                               OF OPERATIONS (UNAUDITED)
                                         THIRTEEN WEEKS ENDED OCTOBER 28, 2000

(Dollars in Thousands,
Except Per Share Data)                                                                       PRO FORMA
                                                                            AS REPORTED     ADJUSTMENTS     PRO FORMA
                                                                            -----------     -----------     ---------
                                                                                (2)             (5)            (6)
                                                                                ---             ---            ---
Revenues                                                                     $   12,869        $  --      $   12,869

          Cost of goods sold                                                     10,861            0          10,861
                                                                             ----------        -----      ----------

Gross profit                                                                      2,008            0           2,008

          Selling, general and administrative expenses                            1,473            0           1,473
                                                                             ----------        -----      ----------

Operating income                                                                    535            0             535

          Investment income                                                         146            0             146
          Other income                                                               81            0              81
          Interest expense                                                         (108)           0            (108)
                                                                             ----------        -----      ----------

                 Earnings from continuing operations before income taxes            654            0             654

Income tax expense                                                                  499            0             499
                                                                             ----------        -----      ----------

                     Net earnings from continuing operations                        155            0             155
                                                                             ==========        =====      ==========



Basic earnings per share from continuing operations                                0.10                         0.10
Diluted earnings per share from continuing operations                              0.10                         0.09
Weighted average common shares outstanding                                    1,621,164                    1,621,164
Weighted average and common equivalent shares                                 1,621,164                    1,652,618

See accompanying notes to pro forma financial statements.

                                   GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                               OF OPERATIONS (UNAUDITED)
                                        TWENTY SIX WEEKS ENDED OCTOBER 28, 2000

(Dollars in Thousands,
Except Per Share Data)                                                                  PRO FORMA
                                                                         AS REPORTED   ADJUSTMENTS    PRO FORMA
                                                                         -----------   -----------    ---------
                                                                             (2)           (5)
                                                                             ---           ---
Revenues                                                                 $   23,943      $  --       $   23,943

          Cost of goods sold                                                 21,525          0           21,525
                                                                         ----------      -----       ----------

Gross profit                                                                  2,418          0            2,418

          Selling, general and administrative expenses                        2,878          0            2,878
                                                                         ----------      -----       ----------

Operating loss                                                                 (460)         0             (460)

          Investment income                                                     298          0              298
          Other income                                                          326          0              326
          Interest expense                                                     (216)         0             (216)
                                                                         ----------      -----       ----------

            Loss from continuing operations before income taxes                 (52)         0              (52)

Income tax expense                                                              323          0              323
                                                                         ----------      -----       ----------

                     Net loss from continuing operations                       (375)         0             (375)
                                                                         ==========      =====       ==========



Basic and Diluted loss per share from continuing operations                   (0.23)                      (0.23)
Weighted average common shares outstanding                                1,620,904                   1,620,904
Weighted average and common equivalent shares                             1,620,904                   1,620,904

See accompanying notes to pro forma financial statements.

                                   GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                               OF OPERATIONS (UNAUDITED)
                                         THIRTEEN WEEKS ENDED OCTOBER 30, 1999

(Dollars in Thousands,
Except Per Share Data)                                                                     PRO FORMA
                                                                            AS REPORTED   ADJUSTMENTS     PRO FORMA
                                                                            -----------   -----------     ---------
                                                                                (2)           (5)            (6)
                                                                                ---           ---            ---

Revenues                                                                     $   12,517     $  --        $   12,517

          Cost of goods sold                                                     10,757         0            10,757
                                                                             ----------     -----        ----------

Gross profit                                                                      1,760         0             1,760

          Selling, general and administrative expenses                            1,656         0             1,656
                                                                             ----------     -----        ----------

Operating income                                                                    104         0               104

          Investment income                                                         115         0               115
          Other income                                                               19         0                19
          Interest expense                                                         (150)        0              (150)
                                                                             ----------     -----        ----------

                 Earnings from continuing operations before income taxes             88         0                88

Income tax expense                                                                   73         0                73
                                                                             ----------     -----        ----------

                     Net earnings from continuing operations                         15         0                15
                                                                             ==========     =====        ==========



Basic earnings per share from continuing operations                                0.01                        0.01
Diluted earnings per share from continuing operations                              0.01                        0.01
Weighted average common shares outstanding                                    1,620,197                   1,620,197
Weighted average and common equivalent shares                                 1,620,197                   1,620,468

See accompanying notes to pro forma financial statements.

                                   GENESEE CORPORATION AND CONSOLIDATED SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT
                                               OF OPERATIONS (UNAUDITED)
                                        TWENTY SIX WEEKS ENDED OCTOBER 30, 1999

(Dollars in Thousands,
Except Per Share Data)                                                                 PRO FORMA
                                                                         AS REPORTED  ADJUSTMENTS    PRO FORMA
                                                                         -----------  -----------    ---------
                                                                             (2)          (5)
                                                                             ---          ---
Revenues                                                                 $   23,002      $  --      $   23,002

          Cost of goods sold                                                 20,400          0          20,400
                                                                         ----------      -----      ----------

Gross profit                                                                  2,602          0           2,602

          Selling, general and administrative expenses                        3,273          0           3,273
                                                                         ----------      -----      ----------

Operating loss                                                                 (671)         0            (671)

          Investment income                                                     276          0             276
          Other income                                                           48          0              48
          Interest expense                                                     (292)         0            (292)
                                                                         ----------      -----      ----------

                 Loss from continuing operations before income taxes           (639)         0            (639)

Income tax benefit                                                             (210)         0            (210)
                                                                         ----------      -----      ----------

                     Net loss from continuing operations                       (429)         0            (429)
                                                                         ==========      =====      ==========



Basic and Diluted loss per share from continuing operations                   (0.26)                     (0.26)
Weighted average common shares outstanding                                1,619,829                  1,619,829
Weighted average and common equivalent shares                             1,619,829                  1,619,829

See accompanying notes to pro forma financial statements.